SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 1, 1997


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           Oregon                    0-12853               93-0370304
-------------------------------    -----------         -------------------
(State or other jurisdiction of    (Commission           (IRS Employer
 incorporation or organization)      File No.)         Identification No.)


13900 NW Science Park Dr., Portland, OR                     97229
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


                                 (503) 641-4141
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              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On December 1, 1997, Electro Scientific Industries, Inc. (the "Company") acquired Applied Intelligent Systems, Inc. ("AISI") by means of a merger of Asteroid Merger Corp., a wholly owned subsidiary of the Company, with and into AISI. AISI, a privately held Michigan corporation, provides electronics manufacturers with machine vision solutions for automated process control and visual inspection for the assembly of computer chips and electronic printed circuit boards. The Company issued 1,125,515 shares of its Common Stock to the shareholders of AISI as merger consideration in the transaction. The Company also assumed options held by certain AISI employees, providing for the issuance of up to 274,603 shares of Company Common Stock. AISI will operate as a wholly owned subsidiary of the Company.

Item 7.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired. Financial statements of AISI are not filed because the conditions specified in Rule 1-02(w) of Regulation S-X do not exceed 20 percent.

     (b) Pro forma financial information. Pro forma financial information is not filed because the conditions specified in Rule 1-02(w) of Regulation S-X do not exceed 20 percent.

     (c)  Exhibits.

          2.1 Agreement of Reorganization and Merger (as amended), dated September 29, 1997, by and among the Company, AISI and Asteroid Merger Corp., incorporated by reference to Exhibits 2, 2-A and 2-B to the Company's Registration Statement on Form S-4 (Registration No. 333- 36681).


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 11, 1997

                                       ELECTRO SCIENTIFIC INDUSTRIES, INC.



                                       By BARRY L. HARMON
                                          --------------------------------------
                                          Barry L. Harmon, Senior Vice President
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

  2.1 Agreement of Reorganization and Merger (as amended), dated September 29, 1997, by and among the Company, AISI and Asteroid Merger Corp., incorporated by reference to Exhibits 2, 2-A and 2-B to the Company's Registration Statement on Form S-4 (Registration No. 333-36681).

              The following schedules to the Agreement of Reorganization and Merger have been omitted and will be provided to the Securities and Exchange Commission upon request:

              Schedule 3.1           Disclosure Schedule
              Schedule 3.1.2         -Statement of Stock Ownership as of 6/30/97
                                      (Major Shareholders/Directors/Employees/
                                      Others
                                     -List of Active Common Stock Ownership
                                     -Stock Option Summary as of 6/30/97
              Schedule 3.1.5         Investments and Subsidiaries
              Schedule 3.1.13.2      Employee Benefits and Plans
              Schedule 3.1.13.3      Employment Manuals
              Schedule 3.1.13.4      -Compensation (Directors/Officers/
                                      Consultants)
                                     -Accrued Vacation/Time Off, 12/31/96,
                                      8/31/97
              Schedule 3.1.14        Leased Real Property Since 8/86
              Schedule 3.1.15        -Schedule of Active Leased Assets
                                     -Fixed Assets as of 8/31/97
                                     -Book Asset Listing by Group (8/31/97)
              Schedule 3.1.16        Listing and Status of AISI Patents and
                                     Trademarks
              Schedule 3.1.17        Other Agreements
              Schedule 3.1.19        -List of Insurance Policies
                                     -Schedule of Prepaid Insurance
              Schedule 3.1.20        Permits (None)
              Schedule 3.1.21        Tax Extensions/Examinations
              Schedule 3.1.22        Related Parties (Notes for J. Anderson)
              Schedule 3.1.28        Bank Accounts
              Schedule 3.1.29        Product Warranty
              Schedule 3.1.30        Inventory Reconciliation (6/30/97)
              Schedule 3.1.32        -Order Backlog Report (8/31/97)
                                     -Top Ten Customers
              Schedule 5.3.7         Affiliates to Sign Representation Letters
              Schedule 5.3.8         Parties to Sign Continuity of Interest
                                     Letters